NET-TRONICS
                                 COMMUNICATIONS
                                   CORPORATION
                          (a wholly-owned subsidiary of
                           Halter Capital Corporation)



                              Financial Statements
                                       and
                                Auditor's Report

                           December 31, 1999 and 1998







                               S. W. HATFIELD, CPA
                          certified public accountants

                      Use our past to assist your future sm

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                                    CONTENTS

                                                                        Page
                                                                        ----

Report of Independent Certified Public Accountants                       F-3

Financial Statements

   Balance Sheets
     as of December 31, 1999 and 1998                                    F-4

   Statements of Operations and Comprehensive Income
     for the years ended December 31, 1999 and 1998                      F-5

   Statement of Changes in Stockholder's Equity
     for the years ended December 31, 1999 and 1998                      F-6

   Statements of Cash Flows
     for the years ended December 31, 1999 and 1998                      F-7

   Notes to Financial Statements                                         F-8

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section
           Texas Society of Certified Public Accountants


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------


Board of Directors and Stockholders
Net-Tronics Communications Corporation

We have audited the accompanying balance sheets of Net-Tronics Communications Corporation (a Delaware corporation and a wholly-owned subsidiary of Halter Capital Corporation) as of December 31, 1999 and 1998 and the related statements of operations and comprehensive income, changes in stockholders' equity and cash flows for each of the years then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Net-Tronics Communications Corporation as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years then ended, respectively, in conformity with generally accepted accounting principles.

                                                 S. W. HATFIELD, CPA
Dallas, Texas
January 3, 2000

                      Use our past to assist your future sm

P. O. Box 820395                               9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                               Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com
                                       F-3

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                                 BALANCE SHEETS
                           December 31, 1999 and 1998


                                                             1999       1998
                                                             -------    -------
                                     ASSETS
                                     ------

Current Assets
   Cash on hand and in bank                                  $  --      $   223
                                                             -------    -------

Total Assets                                                 $  --      $   223
                                                             =======    =======


                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

Current Liabilities
   Due to parent company                                     $    22    $  --
                                                             -------    -------


Commitments and Contingencies

Stockholder's Equity
   Common stock - $0.00001 par value
     100,000,000 shares authorized
     1,000,000 issued and outstanding                             10         10
   Additional paid-in capital                                    990        990
   Accumulated deficit                                        (1,022)      (777)
                                                             -------    -------

     Total stockholder's equity                                  (22)       223
                                                             -------    -------

Total Liabilities and Stockholder's Equity                   $  --      $   223
                                                             =======    =======





The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                     Years ended December 31, 1999 and 1998


                                                       1999             1998
                                                   -----------      -----------

Revenues                                           $      --        $      --
                                                   -----------      -----------

Expenses
   General and administrative expenses                     245               50
                                                   -----------      -----------

Net Loss                                                  (245)             (50)

Other Comprehensive Income                                --               --
                                                   -----------      -----------

Comprehensive Income                               $      (245)     $       (50)
                                                   ===========      ===========

Net loss per weighted-average
   share of common stock
   outstanding, calculated on
   Net Loss - basic and fully diluted                      nil              nil
                                                   ===========      ===========

Weighted-average number of shares
   of common stock outstanding                       1,000,000        1,000,000
                                                   ===========      ===========





The accompanying notes are an integral part of these financial statements.



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                     Years ended December 31, 1999 and 1998



                                     Common Stock       Additional
                                     ------------        paid-in    Accumulated
                                  Shares      Amount     capital      deficit       Total
                                ---------   ---------   ---------    ---------    ---------
Balances at January 1, 1998,
   as originally reported         100,000   $       1   $     999    $    (727)   $     273

Effect of 10 for 1 forward
   split on December 8, 1999      900,000           9          (9)        --           --
                                ---------   ---------   ---------    ---------    ---------

Balances at January 1, 1998,
   as restated                  1,000,000          10         990         (727)         273

Net loss for the year                --          --          --            (50)         (50)
                                ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1998   1,000,000          10         990         (777)         223

Net loss for the year                --          --          --           (245)        (245)
                                ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1999   1,000,000   $      10   $     990    $  (1,022)   $     (22)
                                =========   =========   =========    =========    =========





The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                            STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1999 and 1998


                                                          1999      1998
                                                          ------    ------
Cash Flows from Operating Activities
   Net loss for the period                                $ (245)   $  (50)
   Adjustments to reconcile net loss to
     net cash provided by operating activities                 -         -
                                                          ------    ------

   Net cash used in operating activities                    (245)      (50)
                                                          ------    ------


Cash Flows from Investing Activities                           -         -
                                                          ------    ------


Cash Flows from Financing Activities
   Cash advanced by parent                                    22         -
                                                          ------    ------

   Net cash used in financing activities                      22         -
                                                          ------    ------

Decrease in Cash                                            (223)      (50)

Cash at beginning of year                                    223       273
                                                          ------    ------

Cash at end of year                                       $    -    $  223
                                                          ======    ======

Supplemental Disclosure of
   Interest and Income Taxes Paid
     Interest paid for the period                         $    -    $    -
                                                          ======    ======
     Income taxes paid for the period                     $    -    $    -
                                                          ======    ======


The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                          NOTES TO FINANCIAL STATEMENTS

NOTE A - Organization and Description of Business

Net-Tronics Communications Corporation (Company) was incorporated on August 22, 1995 under the laws of the State of Delaware as a wholly-owned subsidiary of Halter Capital Corporation.

The Company has never had any operations or assets since inception. The current business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company is not engaged in any negotiations and has not undertaken any steps to initiate the search for a merger or acquisition candidate.

The Company is fully dependent upon its current management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The Company has a year end of December 31 and follows the accrual method of accounting.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents
     -------------------------

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Income taxes
     ------------

     The Company provides deferred income taxes, where material, based on the asset and liability method under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". At December 31, 1999 and 1998, respectively, the deferred tax asset and deferred tax liability accounts, consisting solely of temporary differences in accumulated depreciation, were not material to the financial statements and no valuation allowance was provided against deferred tax assets.

     The Company files its income tax returns as a component of its parent company's consolidated tax return. Accordingly, all net operating losses are offset against the tax liabilities of the Company's parent. No net operating loss carryforwards exist as of December 31, 1999 and 1998, respectively.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - Summary of Significant Accounting Policies - Continued

3.   Loss per share
     --------------

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of December 31, 1999 and 1998, the Company has no warrants and/or options issued and outstanding.

NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

NOTE D - Related Party Transactions

As of December 31, 1999, the Company's parent company had advanced funds totaling approximately $22 for operating capital. The advances are due upon demand and are non-interest bearing.

NOTE E - Common Stock Transactions

On December 10, 1999, the Company's Board of Directors approved a change in the authorized number of shares which can be issued from 10,000,000 shares of $0.00001 par value common stock and 5,000,000 shares of $0.00001 par value preferred stock to a single class consisting of 100,000,000 shares of $0.00001 par value common stock. Further, the Board of Directors caused a 10 for 1 forward split of the issued and outstanding common stock. The effect of these changes are reflected in the accompanying financial statements as of the first day of the first period presented.